UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 9, 2006

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

1000 Main Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2006, we issued a press release (earnings release) setting forth our results of operations for the three and nine months ended September 30, 2006. A copy of the earnings release is furnished as Exhibit 99.1 to this Form 8-K.

In analyzing and planning for our business, we supplement our use of financial measures that are calculated and presented in accordance with generally accepted accounting principles (GAAP) with a number of non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s historical or future performance, financial position or cash flow that excludes (includes) amounts, or is subject to adjustments that have the effect of excluding (including) amounts, that are included (excluded) in the most directly comparable measure calculated and presented in accordance with GAAP.  Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

We use these non-GAAP financial measures in addition to, and in conjunction with, results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures set forth in the financial tables that are attached to the earnings release, may provide a more complete understanding of factors and trends affecting our business.  These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures.

In this Form 8-K, we discuss the non-GAAP financial measures that appear in the earnings release and the financial tables that are attached to the earnings release, including the reasons that we believe that these measures provide useful information regarding our financial condition, results of operations, cash flows and financial position, as applicable and, to the extent material, the additional purposes, if any, for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are contained in the earnings release or its attachment. We note that, where non-GAAP financial measures are presented on a forward-looking basis, certain factors that could affect GAAP financial measures are not accessible or estimable on a forward-looking basis. These factors could be material and could include future unrealized gains/losses on energy derivatives, mothball/retirements and legal and regulatory settlements.

Copies of this Form 8-K and the earnings release are available at http://www.reliant.com/corporate in the investor relations section.

Non-GAAP Margin Measures.

                We believe that adjusted gross margin, adjusted contribution margin, open wholesale gross margin, open energy gross margin, open gross margin and open contribution margin are meaningful to us, investors, analysts, rating agencies, banks and other parties because our management uses these measures in addition to contribution margin, our GAAP segment measure, and gross margin(1) in evaluating the performance and outlook of our business segments, retail energy and wholesale energy, and our business on a consolidated basis, as appropriate.  In addition, we believe that these measures are useful to parties evaluating our segment and consolidated performance and comparing our financial results to other companies that have similar business operations.  We use these non-GAAP financial measures in communications with investors, analysts, rating agencies, banks and other parties.

(1)             Gross margin (revenues less purchased power, fuel and cost of gas sold) excludes depreciation, amortization, labor and other product costs.

“Adjusted Gross Margin.”  We use adjusted gross margin to analyze the performance of our retail energy segment.  We define adjusted gross margin as gross margin adjusted to exclude the impact of unrealized gains/losses on energy derivatives, as described below.

•                                          Unrealized Gains/Losses on Energy Derivatives.  We use derivative instruments to manage operational or market constraints, to increase the return on our generation assets and to execute our retail energy segment’s supply procurement strategy. Some derivative instruments receive mark-to-market accounting treatment, which requires us to record non-cash gains/losses related to future periods based on current changes in forward commodity prices. We refer to these gains and losses prior to settlement, as well as ineffectiveness on cash flow hedges, as “unrealized gains/losses on energy derivatives.” In some cases, the underlying transactions being hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments. Since the application of mark-to-market accounting has the effect of pulling forward into current periods non-cash gains/losses relating to future delivery periods, analysis of results of operations from one period to another can be difficult. We believe that excluding these unrealized gains/losses on energy derivatives provides a more meaningful representation of our economic performance in the reporting period and is therefore useful to us, investors, analysts and others in facilitating the analysis of our results of operations from one period to another. These gains/losses are also not a function of the operating performance of our generation assets, and excluding their impact helps isolate the operating performance of our generation assets under prevailing market conditions.

The most directly comparable GAAP financial measure is gross margin for the retail energy segment.

“Adjusted Contribution Margin.”  We use adjusted contribution margin to analyze the performance of our retail energy segment.  We define “adjusted contribution margin” as contribution margin (revenues less purchased power, fuel and cost of gas sold, operation and maintenance, selling and marketing and bad debt expense) adjusted to exclude the impact of unrealized gains/losses on energy derivatives, as described above under “Adjusted Gross Margin.”  The most directly comparable GAAP financial measure is contribution margin (our segment measure).

 “Open Wholesale Gross Margin” and “Open Energy Gross Margin.”  We use open wholesale gross margin to analyze the results of operations of our wholesale energy segment. Open wholesale gross margin involves two components:  “open energy gross margin” and “other margin.” Open energy gross margin is calculated using the power sales price received by the plants less delivered spot fuel prices.  This figure excludes the effects of our historical wholesale hedges and prices actually paid for fuel.  Other margin represents power purchase agreements, capacity payments and ancillary revenues, as well as settlement of forward power and fuel sales and purchases for the West region. Open wholesale gross margin includes the following adjustments:

•                                          Unrealized Gains/Losses on Energy Derivatives.  Described above under “Adjusted Gross Margin.”

•                                          Changes in California-Related Receivables and Reserves.  We exclude the impact of changes in receivables and reserves relating to energy sales in California from October 2000 through June 2001. We reached a settlement concerning these receivables during the third quarter of 2005.  Because of the market conditions and regulatory events that underlie the changes in receivables and reserves, we believe that excluding this item provides a more meaningful representation of our results of operations on an ongoing basis and is therefore useful to us, investors, analysts and others in facilitating the analysis of our results of operations from one period to another. For additional information, see note 13 to the consolidated financial statements in our Form 10-K for the year ended December 31, 2005.

•                                          Historical Wholesale Hedges.  We exclude the effect of certain historical, although recurring until the contracts terminate, wholesale hedges that were entered into in order to hedge the economics of our wholesale operations. These amounts primarily relate to settlements of forward power and fuel hedges, long-term tolling purchases, long-term natural gas transportation contracts, storage contracts and our legacy energy trading. These amounts are derived based on methodology consistent with the calculation of open energy gross margin as described above.  We believe that it is useful to us, investors, analysts and others to show our results in the absence of these hedges.  The impact of these historical hedges on our financial results is not a function of the operating performance of our generation assets and excluding the impact better reflects the operating performance of our generation assets based on prevailing market conditions.

The most directly comparable GAAP measure is gross margin for the wholesale energy segment.

“Open Gross Margin.”   On a consolidated basis, open gross margin includes adjusted gross margin for our retail energy segment and open wholesale gross margin for our wholesale energy segment.  The most directly comparable GAAP measure is gross margin.

“Open Contribution Margin.”  We use open contribution margin to analyze the performance of our wholesale energy segment and on a consolidated basis. We define “open contribution margin” as contribution margin adjusted to exclude the impact of:

•                                          Unrealized Gains/Losses on Energy Derivatives.  Described above under “Adjusted Gross Margin.”

•                                          Changes in California-Related Receivables and Reserves.  Described above under “Open Wholesale Gross Margin” and “Open Energy Gross Margin.”

•                                          Historical Wholesale Hedges.  Described above under “Open Wholesale Gross Margin” and “Open Energy Gross Margin.”

The most directly comparable GAAP financial measure for our wholesale segment is contribution margin (our segment measure).

On a consolidated basis, open contribution margin includes adjusted contribution margin for our retail energy segment and open contribution margin for our wholesale energy segment.  The most directly comparable GAAP measure to open contribution margin on a consolidated basis is gross margin.

Non-GAAP EBITDA Measures

“EBITDA” and “Adjusted EBITDA.”  We believe that earnings (loss) before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA provide a meaningful representation of our consolidated operating performance. We consider EBITDA and adjusted EBITDA as performance measures rather than liquidity measures.  In addition, many analysts and investors use EBITDA to evaluate financial performance. Adjusted EBITDA includes the following adjustments:

•                                          Unrealized Gains/Losses on Energy Derivatives.  Described above under “Adjusted Gross Margin.”

•                                          Western States Settlement.  In the three and nine months ended September 30, 2005, we excluded the charge related to our settlement with the states of California, Oregon and Washington, California’s three largest investor-owned utilities and a number of other parties that resolves civil litigation and claims with respect to the California energy crisis of 2000 and 2001.  In the three and nine months ended September 30, 2006, we excluded the $35 million charge related to our tentative settlement of the class action natural gas cases pending in state court in California.  Because the level of these charges is not representative of our ongoing business operations, our management believes that excluding these charges is useful in that it provides a more meaningful representation of our results of operations on an ongoing basis.  For additional information, see note 12 to the consolidated financial statements in our Form 10-Q for the quarterly period ended September 30, 2005 and note 10 to the consolidated financial statements in our Form 10-Q for the quarterly period ended September 30, 2006.

•                                          Changes in California-Related Receivables and Reserves.  Described above under “Open Wholesale Gross Margin” and “Open Energy Gross Margin.”

•                                          Settlement of Shareholder Class Action Lawsuits.  In the second quarter of 2005, we excluded charges incurred in connection with the settlement of class action lawsuits against us for claims alleging violations of securities laws. Because the level of these charges is not representative of our ongoing business operations, our management believes that excluding these charges is useful in that it provides a more meaningful representation of our results of operations on an ongoing basis.  For additional information, see note 13(c) to the consolidated financial statements in our Form 10-K for the year ended December 31, 2005.

The most directly comparable GAAP financial measure to EBITDA and adjusted EBITDA is income (loss) from continuing operations before income taxes.

“Open EBITDA.”  Open EBITDA includes the adjustments described above under “Adjusted EBITDA” and the following adjustments, which we believe help to provide a meaningful representation of our consolidated operating performance:

•                                          Historical Wholesale Hedges.  Described above under “Open Wholesale Gross Margin” and “Open Energy Gross Margin.”

•                                          Gains on Sales of Emission Allowances.  As part of our effort to operate our business efficiently, we periodically sell emission allowances inventory in excess of our forward power sales commitments if the price is above our view of their value. We believe that excluding the gains from such sales is useful because these gains are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

•                                          Gains or Losses on the Sales of Assets.  We exclude gains or losses on asset sales because we believe that these gains or losses are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

The most directly comparable GAAP financial measure to open EBITDA is income (loss) from continuing operations before income taxes.

Non-GAAP Free Cash Flow Measures

 “Free Cash Flow From Continuing Operations Before Emission Allowances Activity” and “Free Cash Flow From Continuing Operations After Emission Allowances Activity.”  We define free cash flow from continuing operations before emission allowances activity as cash flow from operating activities from continuing operations (which is the most directly comparable GAAP financial measure) less capital expenditures and excluding:

•                                            Western States and Cornerstone Settlement Payments.  We exclude the cash outflows paid during 2006 related to our settlement with the states of California, Oregon and Washington, California’s three largest investor-owned utilities and a number of other parties as described above under “Western States Settlement,” and our settlement of litigation regarding allegations of manipulation of NYMEX prices.  Because these payments are not representative of our ongoing business operations and for the reasons outlined above under “Changes in California-Related Receivables and Reserves,” we believe that excluding these outflows provides a more meaningful representation of our cash flow on an ongoing basis.  For additional information, see note 13 to the consolidated financial statements in our Form 10-K.

•                                            Change in Margin Deposits.  We post collateral to support most of our commodity sales and purchase transactions.  The collateral provides assurance to counterparties that contractual obligations will be fulfilled.  As the obligations are fulfilled, the collateral is returned.  We commonly use both cash and letters of credit as collateral.  The use of cash as collateral appears as an asset on the balance sheet and as a use of cash in operating cash flow.  When cash collateral is returned, the asset is eliminated from the balance sheet and it appears as a source of cash in operating cash flow.  We believe that it is useful to exclude changes in margin deposits, since changes in margin deposits reflect the net inflows and outflows of cash collateral and are driven by hedging levels and changes in commodity prices, not by the cash flow generated by the business related to sales and purchases in the reporting period.

Free cash flow from continuing operations after emission allowances activity is identical to free cash flow from continuing operations before emission allowances activity but also includes the following item:

•                                            Net Sales (Purchases) of Emission Allowances.  The cash flows from sales and purchases of emission allowances are classified as investing cash flows for GAAP purposes; however, we purchase and sell emission allowances in connection with the operation of our generating assets.  As part of our effort to operate our business efficiently, we periodically sell emission allowances inventory in excess of our forward power sales commitments if the price is above our view of their value.  Consistent with subtracting capital expenditures (which is a GAAP investing cash flow activity) in calculating free cash flow, we add sales and subtract purchases of emission allowances.

Our non-GAAP free cash flow measures may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since they may not include deductions for all non-discretionary expenditures. We believe, however, that our free cash flow measures are useful because they provide a representation of our cash level available to service debt on a normalized basis, both before and after emission allowances activity.

Other Non-GAAP Measures

“Adjusted Net Debt.”  Adjusted net debt is GAAP debt plus certain operating lease commitments less cash and cash equivalents, restricted cash and net margin deposits. We believe that this measure is useful because it approximates the calculation of the level of our debt for purposes of covenant compliance and because we use the measure internally to measure our progress toward our strategic corporate objective of reducing our overall indebtedness.

“Adjusted Other General and Administrative Expense.”   In the financial tables attached to our earnings release, we also present other general and administrative expense on an adjusted basis.  This adjusted measure excludes the charge associated with the settlement of shareholder class action lawsuits in the second quarter of 2005 as described above under “Adjusted EBITDA.” We believe that this adjusted measure helps to provide a meaningful representation of our ongoing operating performance, which we use to communicate with investors, analysts and others about earnings outlook and results.

Item 9.01.  Financial Statements and Exhibits.

(d)           We furnish the following exhibit:

                99.1—Press Release dated November 9, 2006

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

The earnings release contains “forward-looking statements” that are within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934.  Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made.

Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission, including the discussions or references under “Risk Factors” in our Form 10-K for the year ended December 31, 2005, and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Form 10-K for the year ended December 31, 2005 and our Form 10-Q for the quarter ended September 30, 2006.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

INFORMATION FURNISHED

The information in Item 2.02 and Exhibit 99.1 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: November 9, 2006	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release dated November 9, 2006